SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                        event reported): March 15, 2004
                                 --------------

                                     VISEON,
                                      INC.
             (Exact name of registrant as specified in its Charter)

Nevada                            0-27106                      41-1767211
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(State or other               (Commission File                 (IRS Employer
jurisdiction of Incorporation)     Number)               Identification Number)


             8445 Freeport Parkway, Suite 245, Irving, Texas 75063
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                    (Address of principal executive offices)
                                   (Zip Code)

                         Registrant's telephone number,
                      including area code: (972) 906-6300
                                 --------------


                  (Former address if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 17, 2004, Viseon, Inc. (the "Company") issued a press release reporting the completion of a private placement of certain of the Company's securities and the conversion of certain debt to equity. A copy of this press release is attached to this Form 8-K as Exhibit 99.1. Moreover, the instruments creating the securities placed are attached to this Form 8-K as Exhibits 4.1,
4.2 and 4.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         4.1 Certificate of Designation Establishing the Series A Convertible Preferred Stock of Viseon, Inc.
         4.2      Form of Series A-1 Common Stock Purchase Warrant
         4.3      Form of Series A-2 Common Stock Purchase Warrant
         99.1 Press Release of Viseon, Inc. dated March 17, 2004 entitled "Viseon Completes $4.2 Million Private
                  Placement"


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VISEON, INC.
                                  (Registrant)

Date: March 18, 2004                       By:  /s/ John C. Harris
                                                -------------------
                                           John C. Harris,
                                           President and Chief Executive Officer